Exhibit 99.02

MONTHLY CERTIFICATEHOLDERS’ STATEMENT

CHASE BANK USA, NATIONAL ASSOCIATION

FIRST USA CREDIT CARD MASTER TRUST, SERIES 1998-6

Monthly Period:	11/01/2007 to
11/30/2007
Distribution	12/18/2007
Transfer Date:	12/17/2007

Under Section 5.02 of the Second Amended and Restated Pooling and Servicing Agreement dated as of March 14, 2006 (the “Pooling and Servicing Agreement”) by and between Chase Bank USA, National Association, (the “Bank”) and The Bank of New York (Delaware), as trustee (the “Trustee”) the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Trust (the “Trust”) during the previous month. The information which is required to be prepared respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1998-6 Certificate (a “Certificate”). Certain other information is presented based on the aggregate amount for the Trust as a whole.

Capitalized terms used in this Monthly Certificateholders’ Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current Monthly Distribution

1.	The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount
	Class A	$3.90392
	Class B	$4.06503
	Excess Collateral Amount	$5.13333

2.	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount
	Class A	$3.90392
	Class B	$4.06503
	Excess Collateral Amount	$5.13333

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1998-6

3.	The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount
	Class A	$0.00000
	Class B	$0.00000
	Excess Collateral Amount	$0.00000

B.	Information Regarding the Performance of the Trust

1.	Allocation of Principal Receivables

(a1)	The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates
	Class A	$138,900,510.32
	Class B	$12,537,805.99
	Excess Collateral Amount	$15,885,597.12

	Total	$167,323,913.43

2.	Allocation of Finance Charge Receivables

(a1)	The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates
	Class A	$13,680,885.43
	Class B	$1,234,900.34
	Excess Collateral Amount	$1,564,638.13

	Total	$16,480,423.90

(b1)	Principal Funding Investment Proceeds (to Class A)	$0.00
(b2)	Withdrawals from Reserve Account (to Class A)	$0.00

	Class A Available Funds	$13,680,885.43

(c1)	Principal Funding Investment Proceeds (to Class B)	$0.00
(c2)	Withdrawals from Reserve Account (to Class B)	$0.00
	Class B Available Funds	$1,234,900.34

(d1)	Principal Funding Investment Proceeds (to Excess Collateral)	$0.00
(d2)	Withdrawals from Reserve Account (to Excess Collateral)	$0.00
	Excess Collateral Available Funds	$1,564,638.13

(e1)	Total Principal Funding Investment Proceeds	$0.00
(e2)	Investment Earnings on deposits to Reserve Account	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1998-6

3.	Principal Receivable / Investor Percentages

(a)	The aggregate amount of Principal Receivables in the Trust as of 11/30/07	$37,979,944,795.29
(b)	Invested Amount as of 11/30/07 (Adjusted Class A Invested Amount during Accumulation Period)
	Class A	$800,000,000.00
	Class B	$72,289,000.00
	Excess Collateral Amount	$91,567,000.00

	Total	$963,856,000.00

(c)	The Floating Allocation Percentage
	Class A	2.116%
	Class B	0.191%
	Excess Collateral Amount	0.242%

	Total	2.549%

(d)	During the Accumulation Period: The Invested Amount as of _______________ (the last day of the Revolving Period)
	Class A	$0.00
	Class B	$0.00
	Excess Collateral Amount	$0.00

	Total	$0.00

(e)	The Fixed/Floating Allocation Percentage
	Class A	2.116%
	Class B	0.191%
	Excess Collateral Amount	0.242%

	Total	2.549%

4.	Delinquent Balances

The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period
(a) 30 - 59 days	$396,379,409.60
(b) 60 - 89 days	$284,563,218.09
(c) 90 - 119 days	$219,315,792.56
(d) 120 - 149 days	$192,635,390.31
(e) 150 - 179 days	$166,023,353.66
(f) 180 or more days	$185,895.44

Total	$1,259,103,059.66

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1998-6

5.	Monthly Investor Default Amount

(a)	The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate “Investor Default Amount”)
	Class A	$2,633,828.80
	Class B	$237,741.64
	Excess Collateral Amount	$301,222.38

	Total	$3,172,792.82

6.	Investor Charge-Offs & Reimbursements of Charge-Offs

(a)	The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount and the Excess Collateral Amount
	Class A	$0.00
	Class B	$0.00
	Excess Collateral Amount	$0.00

	Total	$0.00

(b)	The aggregate amount of Class A Investor Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount
	Class A	$0.00
	Class B	$0.00
	Excess Collateral Amount	$0.00

	Total	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1998-6

7.	Investor Servicing Fee

(a)	The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period
	Class A	$1,000,000.00
	Class B	$90,361.25
	Excess Collateral Amount	$114,458.75

	Total	$1,204,820.00

8.	Reallocated Principal Collections

(a)	The amount of Reallocated Excess Collateral Amount and Class B Principal Collection applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month
	Class B	$0.00
	Excess Collateral Amount	$0.00

	Total	$0.00

9. Excess Collateral Amount

(a)	The amount of the Excess Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month	$91,567,000.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1998-6

10.	The Portfolio Yield

	The Portfolio Yield for the related Monthly Period	16.85%

11.	The Base Rate

	The Base Rate for the related Monthly Period	6.99%

C.	Information Regarding the Principal Funding Account

1.	Accumulation Period

(a)	Accumulation Period Commencement Date	07/01/2008
(b)	Accumulation Period Length (months)	1
(c)	Accumulation Period Factor	32.12
(d)	Required Accumulation Factor Number	6
(e)	Controlled Accumulation Amount	$963,856,000.00
(f)	Minimum Payment Rate (last 12 months)	16.94%

2.	Principal Funding Account

Beginning Balance	$0.00
Plus: Principal Collections for related Monthly Period from
Principal Account	$0.00
Plus: Interest on Principal Funding Account Balance for
related Monthly Period	$0.00
Less: Withdrawals to Finance Charge Account	$0.00
Less: Withdrawals to Distribution Account	$0.00

Ending Balance	$0.00

3.	Accumulation Shortfall

	The Controlled Deposit Amount for the previous Monthly Period	$0.00
Less:	The amount deposited into the Principal Funding
	Account for the previous Monthly Period	$0.00
	Accumulation Shortfall	$0.00

	Aggregate Accumulation Shortfalls	$0.00

4.	Principal Funding Investment Shortfall

Covered Amount		$0.00
Less:	Principal Funding Investment Proceeds	$0.00

	Principal Funding Investment Shortfall	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1998-6

D.	Information Regarding the Reserve Account

1.	Required Reserve Account Analysis

(a)	Required Reserve Account Amount percentage	0.00000%
(b)	Required Reserve Account Amount ($) (.5% of Invested Amount or other amount designated by Transferor)	$0.00
(c)	Required Reserve Account Balance after effect of any transfers on the Related Transfer Date	$0.00
(d)	Reserve Draw Amount transferred to the Finance Charge Account on the Related Transfer Date	$0.00

2.	Reserve Account Investment Proceeds

Reserve Account Investment Proceeds transferred to the Finance Charge Account on the Related Transfer Date		$0.00

3.	Withdrawals from the Reserve Account

Total Withdrawals from the Reserve Account transferred to the Finance Charge Account on the related Transfer (1 (d) plus 2 above)		$0.00

4.	The Portfolio Adjusted Yield

The Portfolio Adjusted Yield for the related Monthly Period		6.82%

Chase Bank USA, National Association as Servicer

By:	/s/ Patricia Garvey
Patricia Garvey Vice President

Note: Yield and Excess Spread reflect a change in payment allocation in November 2007 between certain fees and account balances. This change has resulted in a one-time increase in cash yield which will be realized in the months of November and December.